ASA (BERMUDA) LIMITED
                   DESIGNATION OF AGENT FOR SERVICE OF PROCESS


     The undersigned officer or director of ASA (Bermuda) Limited (the "Company"), who is not a resident of the United States, hereby designates, without power of revocation, JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th floor, Brooklyn, New York 11245, as my agent in the United States of American to accept service of process in any suit, action or proceeding before the Securities and Exchange Commission of the United States of America (the "Commission") or any court of competent jurisdiction:

          (a) to enforce the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (the "1940 Act") or any other laws administered by the Commission;

          (b) to enforce any right or liability based upon the Company's charter or Bye-Laws, the Company's contracts, or my respective undertakings and agreements required by the terms and conditions of the order issued by the Commission with respect to the Company under the 1940 Act; or

          (c) which alleges a liability on my part arising out of my service, acts or transactions relating to the Company.

     IN WITNESS WHEREOF, I have executed this designation and consent on this 11th day of November, 2004.

                                            /s/ A. Michael Rosholt
                                            -----------------------------
                                            A. Michael Rosholt
                                            Director

                              ASA (BERMUDA) LIMITED
                   DESIGNATION OF AGENT FOR SERVICE OF PROCESS


     The undersigned officer or director of ASA (Bermuda) Limited (the "Company"), who is not a resident of the United States, hereby designates, without power of revocation, JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th floor, Brooklyn, New York 11245, as my agent in the United States of American to accept service of process in any suit, action or proceeding before the Securities and Exchange Commission of the United States of America (the "Commission") or any court of competent jurisdiction:

          (a) to enforce the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (the "1940 Act") or any other laws administered by the Commission;

          (b) to enforce any right or liability based upon the Company's charter or Bye-Laws, the Company's contracts, or my respective undertakings and agreements required by the terms and conditions of the order issued by the Commission with respect to the Company under the 1940 Act; or

          (c) which alleges a liability on my part arising out of my service, acts or transactions relating to the Company.

     IN WITNESS WHEREOF, I have executed this designation and consent on this 11th day of November, 2004.

                                            /s/ James G. Inglis
                                            -----------------------------
                                            James G. Inglis
                                            Director

                              ASA (BERMUDA) LIMITED
                   DESIGNATION OF AGENT FOR SERVICE OF PROCESS


     The undersigned officer or director of ASA (Bermuda) Limited (the "Company"), who is not a resident of the United States, hereby designates, without power of revocation, JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th floor, Brooklyn, New York 11245, as my agent in the United States of American to accept service of process in any suit, action or proceeding before the Securities and Exchange Commission of the United States of America (the "Commission") or any court of competent jurisdiction:

          (a) to enforce the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (the "1940 Act") or any other laws administered by the Commission;

          (b) to enforce any right or liability based upon the Company's charter or Bye-Laws, the Company's contracts, or my respective undertakings and agreements required by the terms and conditions of the order issued by the Commission with respect to the Company under the 1940 Act; or

          (c) which alleges a liability on my part arising out of my service, acts or transactions relating to the Company.

     IN WITNESS WHEREOF, I have executed this designation and consent on this 11th day of November, 2004.

                                            /s/ Ronald L. McCarthy
                                            -----------------------------
                                            Ronald L. McCarthy
                                            Director and Assistant Treasurer